Schedule of Investments January 31, 2021 (Unaudited)

Jackson Square Select 20 Growth Fund

Description	Shares	Value
COMMON STOCKS - 99.7%
Communication Services - 8.3%
Liberty Broadband - Class C*	2,676	$390,830
Match Group*	2,163	302,517
		693,347
Consumer Discretionary - 6.1%
Amazon.com*	159	509,786
Consumer Staples - 5.7%
Grocery Outlet Holding*	11,196	477,957
Financials - 4.2%
KKR & Co. - Class A	9,051	352,537
Health Care - 16.4%
Edwards Lifesciences*	3,366	277,964
HealthEquity*	4,654	388,842
Nevro*	1,315	212,754
Pacific Biosciences of California*	15,007	485,476
		1,365,036
Industrials - 8.6%
Airbus* (a)	2,487	250,087
Uber Technologies*	9,201	468,607
		718,694
Information Technology - 50.4%#
Bill.com Holdings*	3,043	370,881
Coupa Software*	1,050	325,363
Datadog - Class A*	2,656	272,904
Elastic*	3,237	491,895
LiveRamp Holdings*	4,634	350,840
Microsoft	3,692	856,396
ServiceNow*	665	361,201
Twilio - Class A*	1,564	562,149
Visa - Class A	2,022	390,752
Wix.com*	926	228,768
		4,211,149
TOTAL COMMON STOCKS
(Cost $4,706,203)		8,328,506

SHORT-TERM INVESTMENT - 0.3%
Money Market Deposit Account - 0.3%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	23,245	23,245
TOTAL SHORT-TERM INVESTMENT
(Cost $23,245)		23,245

Total Investments - 100.0%
(Cost $4,729,448)		8,351,751
Liabilities in Excess of Other Assets - (0.0)%		(4,154)
Total Net Assets - 100.0%		$8,347,597

*	Non-income producing security.
(a)	Level 2 Security.
#
As of January 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(b)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,078,419	$250,087	$-	$8,328,506
Short-Term Investment	23,245	–	–	23,245
Total Investments	$8,101,664	$250,087	$-	$8,351,751

Refer to the Schedule of Investments for further information on the classification of investments.